EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Media Relations Contact:
Cameron Triebwasser, Interchange Corporation
ctriebwasser@interchangeusa.com / (949) 789-5242 / Fax: (949) 784-0880

Investor Relations Contact:
John Baldissera, BPC Financial Marketing
(800) 368-1217

Interchange President and COO Steps Down

Laguna Hills, CA – April 6, 2005 — Interchange Corporation (NASDAQ: INCX), a leading provider of local and national paid-search services in the United States and Europe, today announced that Michael Sawtell has agreed to resign as president and chief operations officer, effective March 31, 2005.

“We would like to thank Mike for his contribution to our company over the past five years. His significant operational skills have been instrumental in our success,” said Heath Clarke, Interchange CEO. “We wish Mike all the best in his future endeavors.”

Mr. Sawtell’s resignation was the result of strategic planning for the future growth of Interchange, and was not due to a disagreement with the company. Mr. Clarke will assume Mr. Sawtell’s responsibilities while the company searches for a new President and COO.

About Interchange
Interchange Corporation (NASDAQ: INCX) utilizes proprietary search technologies to enable consumers to find and connect with businesses in seven countries and five languages. The company serves local and national U.S. Internet search markets with its ePilot™ search service and Local Direct™ search and advertising platform, and the wireless U.S. local-search market with its recently released SMS LOCAL™ service (beta). Interchange Europe serves various European Internet, wireless and operator assisted local-search markets. Interchange generates revenues principally from paid-search advertising. Interchange specializes in local-search and recently acquired the Local.com domain name in order to develop a worldwide local-search destination site. The company plans to unite its various Internet and wireless local-search technologies under the Local.com brand, which is expected to be launched in the second half of 2005.

The company is currently headquartered in Laguna Hills, California, with European offices in Stockholm, Madrid, and London. For more information on Interchange, please visit: www.interchangeusa.com.

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Forward-Looking Statements: All statements other than statements of historical fact included in this document regarding our anticipated financial position, business strategy and plans and objectives of our management for future operations, are forward-looking statements. When used in this report, words such as “anticipate,” “believe,” “estimate,” “plans,” “expect,” “intend” and similar expressions, as they relate to Interchange or our management, identify forward-looking statements. Any forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to our management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including, but not limited to, our ability to re-

launch the Local.com domain and incorporate our local-search technologies, market the Local.com domain as a destination for consumers seeking local-search results, grow our business by enhancing our local-search services, expand our Advertiser and Distribution Networks, expand internationally, integrate the operations and effectively utilize the technology of Inspire, a Swedish internet and wireless local search technology company which we recently acquired, integrate the operations and effectively utilize the technology of Inspire, develop our products and sales, marketing, finance and administrative functions and successfully integrate our expanded infrastructure, as well as our dependence on major advertisers, competitive factors and pricing pressures, changes in legal and regulatory requirements, and general economic conditions. Any forward-looking statements reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this paragraph.

Our Annual Report on Form 10-KSB, subsequent Quarterly Reports on Form 10-QSB, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release speak only as if the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.